Exhibit 11

                       COMPUTATION OF PER SHARE EARNINGS

     The following is a computation of the weighted average number of shares outstanding which is used in the computation of per share earnings for Luby's Cafeterias, Inc. for the three and nine months ended May 31, 1994 and 1993.

     Three months ended May 31, 1994:
     25,813,627 x shares outstanding for 17 days                    438,831,659
     25,768,465 x shares outstanding for 14 days                    360,758,510
     25,679,895 x shares outstanding for 19 days                    487,918,005
     25,588,896 x shares outstanding for 14 days                    358,244,544
     25,543,726 x shares outstanding for 16 days                    408,699,616
     25,462,707 x shares outstanding for 12 days                    305,552,484
                                                                  _____________

                                                                  2,360,004,818
                                                                             92
                                                                  _____________
                                                                     25,652,226
     Nine months ended May 31, 1994:
     27,227,108 x shares outstanding for  1 day                      27,227,108
     27,214,570 x shares outstanding for 15 days                    408,218,550
     27,145,448 x shares outstanding for 14 days                    380,036,272
     27,022,276 x shares outstanding for 12 days                    324,267,312
     26,820,618 x shares outstanding for 19 days                    509,591,742
     26,420,208 x shares outstanding for 11 days                    290,622,288
     26,388,690 x shares outstanding for 21 days                    554,162,490
     26,389,190 x shares outstanding for 10 days                    263,891,900
     26,314,582 x shares outstanding for 19 days                    499,977,058
     26,077,694 x shares outstanding for 16 days                    417,243,104
     26,066,151 x shares outstanding for 15 days                    390,992,265
     26,054,664 x shares outstanding for 14 days                    364,765,296
     25,907,814 x shares outstanding for 14 days                    362,709,396
     25,813,627 x shares outstanding for 17 days                    438,831,659
     25,768,465 x shares outstanding for 14 days                    360,758,510
     25,679,895 x shares outstanding for 19 days                    487,918,005
     25,588,896 x shares outstanding for 14 days                    358,244,544
     25,543,726 x shares outstanding for 16 days                    408,699,616
     25,462,707 x shares outstanding for 12 days                    305,552,484
                                                                  _____________
                                                                  7,153,709,599
                                                                            273
                                                                  _____________
                                                                     26,204,064

     Three months ended May 31, 1993:
     27,238,292 x shares outstanding for 30 days                    817,148,760
     27,238,969 x shares outstanding for 62 days                  1,688,816,078
                                                                  _____________
                                                                  2,505,964,838
                                                                             92
                                                                  _____________
                                                                     27,238,748

     Nine months ended May 31, 1993:
     27,133,567 x shares outstanding for 28 days                    759,739,876
     27,133,663 x shares outstanding for 23 days                    624,074,249
     27,134,265 x shares outstanding for 43 days                  1,166,773,395
     27,134,512 x shares outstanding for 14 days                    379,883,168
     27,141,134 x shares outstanding for 17 days                    461,399,278
     27,149,905 x shares outstanding for 25 days                    678,747,625
     27,179,067 x shares outstanding for  4 days                    108,716,268
     27,227,626 x shares outstanding for 15 days                    408,414,390
     27,238,292 x shares outstanding for 42 days                  1,144,008,264
     27,238,969 x shares outstanding for 62 days                  1,688,816,078
                                                                  _____________
                                                                  7,420,572,591
                                                                            273
                                                                  _____________
                                                                     27,181,584